                                  SCHEDULE 14A
                                 (RULE 14A-101)

-------------------------------------------------------------------------------
                     INFORMATION REQUIRED IN PROXY STATEMENT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
-------------------------------------------------------------------------------

----
 X   Filed by the Registrant
----

----
     Filed by a Party other than the Registrant
----


CHECK THE APPROPRIATE BOX:

----                                 --
     Preliminary Proxy Statement        Confidential, For Use of the Commission
----                                 -- Only [as Permitted by Rule 14-a6(e)(2)]

----
X    Definitive Proxy Statement
----

----
     Definitive Additional Materials
----

----
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
----

-------------------------------------------------------------------------------
                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
-------------------------------------------------------------------------------

PAYMENT FILING FEE (CHECK THE APPROPRIATE BOX):

----
 X   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14-a6(i)(1), or 14-a6(i)(2) or
---- Item 22(a)(2) of Schedule 14A

----
     $500 per each party to the controversy pursuant to Exchange Act ---- Rule 14-a6(i)(3)

----
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
----

----- -------------------------------------------------------------------------
 (1)       Title of each class of securities to which transaction applies:
                              CLASS A COMMON STOCK
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(2)         Aggregate number of securities to which transaction applies:
                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(4)              Proposed maximum aggregate value of transaction:
                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(5)                               Total fee paid:
                                       $125
----- -------------------------------------------------------------------------


---
    Fee paid previously with preliminary materials.
---

---
    Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

----- -------------------------------------------------------------------------
(1)                           Amount Previously Paid:
                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(2)                Form, Schedule or Registration Statement No.:
                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(3)                               Filing Party:
                                       N/A
----- -------------------------------------------------------------------------

----- -------------------------------------------------------------------------
(4)                                Date Filed:
                                       N/A
----- -------------------------------------------------------------------------

                                                                   I/M/T/E/C/H
===============================================================================

           INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
                          130 CEDAR STREET - 4TH FLOOR
                               NEW YORK, NY 10006
                                 (212) 306-6100

                           DEFINITIVE PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1997
===============================================================================

                                      INDEX

                                                                          ------
                                                                           PAGE
                                                                          ------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OUTSTANDING SHARES AND VOTING RIGHTS                                          1

ITEM  1. -  ELECTION OF DIRECTORS                                             2

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS                              5

STOCK OPTION PLANS                                                            8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                9

401(k) PLAN                                                                  11

COMPLIANCE WITH SECTION 16(1) OF THE EXCHANGE ACT                            11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND                          12
    MANAGEMENT

ITEM  2. - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS             13

ITEM  3. - RATIFICATION OF THE COMPANY'S PROPOSED 1997 INCENTIVE             13
    STOCK OPTION PLAN

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS                                14

OTHER MATTERS                                                                14

VOTING PROCEDURES                                                            14

                                                                        --------

                                                                   I/M/T/E/C/H
===============================================================================

           INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
                          130 CEDAR STREET - 4TH FLOOR
                               NEW YORK, NY 10006
                                 (212) 306-6100

                           DEFINITIVE PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1997
===============================================================================


-------------------------------------------------------------------------------
        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION (also known as "IMTECH" or the "Company") will be held at the Company's offices, 130 CEDAR STREET, NEW YORK, NY 10006 at 10:30 A.M., EST, on THURSDAY, DECEMBER 18, 1997 (the "Meeting"), for the following purposes:

1. To elect three (3) Directors to serve for the ensuing year or until their successors are elected and have been qualified.

2. To ratify the selection of Mahoney Cohen & Co., CPA, PC, as the independent public accountants for the Company's fiscal year ended March 31, 1997.

3.  To ratify the Company's proposed 1997 Incentive Stock Option Plan.

4. Such other business as may be properly brought forward before the Meeting or any adjournment thereof.

Only those stockholders who were stockholders of record at the close of business on OCTOBER 21, 1997, will be entitled to notice of, and vote at the meeting or any adjournment thereof. If a stockholder does not return a signed proxy card or does not attend the Meeting and vote in person, the shares will not be voted. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors of the Company. The Board of Directors solicits proxies so each stockholder of the Company has the opportunity to vote on the proposals to be considered at the Meeting.

                                I M P O R T A N T

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                     BY THE ORDER OF THE BOARD OF DIRECTORS

NEW YORK, NY                         /s/ JOSEPH A. GITTO, JR.
JULY 29, 1997                        ---------------------------------
                                         JOSEPH A. GITTO, JR.
                                         PRESIDENT AND CHIEF FINANCIAL OFFICER

                                                                   I/M/T/E/C/H
===============================================================================

           INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION ("IMTECH")
                          130 CEDAR STREET - 4TH FLOOR
                               NEW YORK, NY 10006
                                 (212) 306-6100

                           DEFINITIVE PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 1997
===============================================================================


        This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of IMTECH for use at the Meeting to be held at the Company's offices, 130 Cedar Street - 4th Floor, New York, NY 10006, (212) 306-6100, at 10:30 A.M., EST, on THURSDAY, DECEMBER 18, 1997, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All of IMTECH's stockholders are requested to attend the Meeting. Whether or not you attend, your proxy is requested in order to assure maximum participation and to expedite the proceedings.

        At the Meeting, the Company's stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Meeting. You may revoke your proxy at any time prior to its being voted at the Meeting by delivering a new duly executed proxy with a later date, or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Meeting, or by appearing and voting in person at the Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the stockholders on or about NOVEMBER 14, 1997. The Company's 1997 Annual Report to its stockholders on Form 10-K, filed with the Securities and Exchange Commission on June 27, 1997, is also enclosed and should be read in conjunction with the materials set forth herein.

The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to the stockholders.

Abstentions and broker non-votes will be counted towards determining whether a quorum is present.

The principal executive offices of the Company are located at 130 CEDAR STREET - 4TH FLOOR, NEW YORK, NY 10006. The telephone number is (212) 306-1000.


-------------------------------------------------------------------------------
        OUTSTANDING SHARES AND VOTING RIGHTS
-------------------------------------------------------------------------------

        The Company's Class A common stock is the only security entitled to vote at the Meeting. The Board of Directors, pursuant to the by-laws of the Company, has fixed OCTOBER 21, 1997 , at the close of business, as the date of record for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereto. At OCTOBER 21, 1997, there were __________ shares of Class A common stock outstanding and entitled to vote at the Meeting. Each share of Class A common stock is entitled to one (1) vote. A majority of the shares of Class A common stock outstanding and entitled to vote which are represented at the Meeting, in person or by proxy, will constitute a quorum. In accordance with the by-laws of the Company, a majority vote in favor of a proposal is required for approval of an agenda item, provided that a quorum (majority) of issued and outstanding shares entitled to vote are present in person or by proxy.

                                                                   I/M/T/E/C/H
===============================================================================


-------------------------------------------------------------------------------
ITEM  1.       ELECTION OF DIRECTORS
-------------------------------------------------------------------------------


        The Board of Directors of the Company proposes that Mr. Matti Kon, Mr. Joseph A. Gitto and Mr. Harry Markovits be elected as directors to serve until the next Annual Meeting of the Stockholders of IMTECH and continue until their successors are elected and qualified. Unless authority is withheld on the proxy, it is the intention of the proxy holder named on the proxy card to vote the proxies received by him for the directors standing for election named below:


----------------------------------------------------------------------------------------------------
                              STANDING FOR ELECTION
----------------------------------------------------------------------------------------------------
-------------------------- ---------- -------------------------------------------- -----------------
          NAME                AGE          CURRENT POSITION WITH THE COMPANY        DIRECTOR SINCE
-------------------------- ---------- -------------------------------------------- -----------------

Matti Kon                     35      Chairman, Chief Executive Officer, Director      1996 [1]

Joseph A. Gitto, Jr.          34      President, Chief Financial Officer,              1995 [2]
                                      Secretary, Director

Harry Markovits               46      Director                                         1997 [3]

-------------------------- ---------- -------------------------------------------- -----------------


[1] Appointed as Chief Executive Officer and Director on December 5, 1996, and appointed Chairman of the Board of Directors on April 21, 1997.

[2] Appointed President in April 1996.

[3] Appointed Director on June 18, 1997.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
ITEM  1.       ELECTION OF DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------


        The executive officers of the Company are appointed by the Board of Directors to serve until their successors are elected and qualified. The directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company:

MATTI KON

Mr. Kon was appointed as Chief Executive Officer and Director in December 1996, and subsequently appointed as Chairman in April 1997. Mr. Kon is also President of a company known as Blitz Systems, Inc., a computer systems consulting firm specializing in the development of total business solutions for business management systems. In addition, Mr. Kon owns a controlling interest in Research Distribution Services, Inc., a company that provides mailing list database management, fulfillment and related services.

JOSEPH A. GITTO, JR.

Mr. Gitto served as the Company's accounting manager from April 1992 through September 1993, after which, he was promoted to, and retained the position of, controller until March 1995. In March 1995, Mr. Gitto was appointed Chief Financial Officer and Director of IMTECH. In addition, Mr. Gitto was appointed President of the Company in April 1996. Prior to joining IMTECH, Mr. Gitto held several key financial positions with companies known as EnviroSpan Safety Corp., Shearson Lehman Bros. and Dreyfus Corp.

HARRY MARKOVITS

Mr. Markovits has served as a financial consultant to the Company for the past five years. On June 18, 1997, Mr. Markovits was appointed to serve as Director. Mr. Markovits is a registered representative at D.H. Blair & Co., Inc. and Amerivet/Dymally Securities, Inc., both stock brokerage firms. In addition, Mr. Markovits is an executive officer and director with U-N-US, Inc., a company engaged in the wholesale distribution of jewelry.

                                                                   I/M/T/E/C/H
===============================================================================


-------------------------------------------------------------------------------
ITEM  1.       ELECTION OF DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------

RESIGNED AS BOARD MEMBERS

Mr. Robert H. Oxenberg served on the Board of Directors since April 1992. Mr. Oxenberg was appointed Chief Executive Officer of IMTECH in March 1995, and subsequently resigned that position in April 1996. He continued to serve as Chairman and Director until April 1997, when he resigned in both capacities. Mr. Oxenberg resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

Mr. Christopher D. Holbrook served in various key operations positions with the Company since September 1989. Through February 1995, Mr. Holbrook served as the Company's Executive Vice President in charge of Operations. In March 1995, Mr. Holbrook was appointed President, Chief Operating Officer and Director of IMTECH. In April 1996, Mr. Holbrook resigned as President and was appointed Chief Executive Officer until November 22, 1996, at which point he resigned from all of his positions with the Company. Mr. Holbrook resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

In May 1996, Mr. Arnstein was appointed and served as Director of the Company until June 9, 1997, when he resigned from the Board. Mr. Arnstein resigned without any disagreements with the Company in regards to matters affecting the Company's operations, policies and practices and/or financial statements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE THREE (3) NOMINATED DIRECTORS


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the fiscal year ended March 31, 1997, there were a total of fourteen (14) meetings of the Board of Directors held, of which all of the Directors attended. The Board of Directors establishes policies for the Company and reviews management compensation standards and practices, and administers the following stock option plans of the Company: (1) the Amended and Restated 1987 Incentive Stock Option Plan; (2) the Amended and Restated 1987 Non-Qualified Stock Option Plan; and (3) Directors Option Plan.

The Board established a compensation committee for the fiscal year ended March 31, 1997 and appointed two (2) individuals who are not employed by the Company to serve as members of the committee.

The Board also established an audit committee during the fiscal year ended March 31, 1997, which had four (4) appointed members; two of which are employed by the Company.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

        The following schedule sets forth the compensation earned by the Chief Executive Officer and each of the three most highly compensated executive officers and directors whose individual remuneration exceeded $100,000 for the last three completed fiscal years ended March 31, 1997, 1996 and 1995:


----------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                                                  ANNUAL             LONG-TERM
                                               COMPENSATION         COMPENSATION
             NAME                  YEAR     ------------------- ---------------------
             AND                   ENDED                         RESTRICTED  OPTIONS     ALL OTHER
      PRINCIPAL POSITION           MARCH     SALARY    BONUS        STOCK    AND/OR    COMPENSATION
                                                                   AWARDS     SARS
-------------------------------- ---------- --------- --------- ---------- ---------- --------------


-------------------------------- ---------- --------- --------- ---------- ---------- --------------
Matti Kon  [1]                     1997      $57,700     -          -       500,000         -
                                 ---------- --------- --------- ---------- ---------- --------------
    Chief Executive Officer        1996        -         -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
                                   1995        -         -          -          -            -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

-------------------------------- ---------- --------- --------- ---------- ---------- --------------
Joseph A. Gitto, Jr.  [2]          1997     $127,500   $15,000      -       350,000         -
                                 ---------- --------- --------- ---------- ---------- --------------
    President and Chief            1996       90,100    17,500      -       250,000         -
                                 ---------- --------- --------- ---------- ---------- --------------
    Financial Officer              1995       82,300    17,500      -        75,000         -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

-------------------------------- ---------- --------- --------- ---------- ---------- --------------
Christopher D. Holbrook [3], [7]   1997     $172,500   $10,000      -       175,000         -
                                 ---------- --------- --------- ---------- ---------- --------------
    Former Chief Executive         1996      140,000    20,000      -       250,000         -
    Officer
                                 ---------- --------- --------- ---------- ---------- --------------
   and Chief Operating Officer     1995      142,000    31,000      -       125,000         -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

-------------------------------- ---------- --------- --------- ---------- ---------- --------------
Robert H. Oxenberg  [4], [7]       1997      $42,700     -          -       250,000         -
                                 ---------- --------- --------- ---------- ---------- --------------
    Former Chief Executive         1996       22,154     -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
    Officer                        1995        -         -          -          -            -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

-------------------------------- ---------- --------- --------- ---------- ---------- --------------
David W. Grace  [5]                1997        -         -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
    Former President and Chief     1996        -         -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
    Executive Officer              1995      $14,000     -          -          -            -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

-------------------------------- ---------- --------- --------- ---------- ---------- --------------
Gerad E. Dorsey  [6]               1997        -         -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
    Former President and Chief     1996        -         -          -          -            -
                                 ---------- --------- --------- ---------- ---------- --------------
    Executive Officer              1995     $144,200     -          -          -            -
-------------------------------- ---------- --------- --------- ---------- ---------- --------------

[1] Mr. Kon was appointed as Chief Executive Officer on December 5, 1996. In addition, Mr. Kon was appointed Chairman of the Board on April 21, 1997; Salary figure represents pro-rated amount for fiscal year ended March 31, 1997.

[2] Mr. Gitto was appointed  President in April 1996 and also serves as Chief
    Financial Officer and Director.

[3] Appointed and served as President, Chief Operating Officer and Director from
    March 1995 through April 1996 when he was appointed Chief Executive Officer; subsequently resigned all of his positions with the Company on November 22, 1996.

[4] Served as Chief Executive Officer from March 1995 through April 1996 when he resigned, but continued to serve on the Board until April 1997.

[5] Mr. Grace served as Chief Executive Officer of the Company from September
    1994 through March 1995, in addition to, serving as a Director from September 1992 to November 1995. In November 1995, Mr. Grace elected not to stand for re-election to the board.

[6] Mr. Dorsey served as Chief Executive Officer and Director from January 1991 through September 1994.

[7] Resigned or chose not to stand for re-election and has no disagreements with the Company regarding matters affecting the Company's operations, policies and practices and/or financial statements.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
        (CONTINUED)
-------------------------------------------------------------------------------


STOCK OPTION GRANTS

        The following schedule summarizes the grant of stock options to the Company's executive officers made during the fiscal year ended March 31, 1997:


--------------------------------------------------------------------------------------------
                    OPTIONS GRANTED IN THE LAST FISCAL YEAR

                      ------------ -------------- --------- ------------ -------------------
                                    % OF TOTAL      PER                  POTENTIAL REALIZED
                        SHARES        SHARES       SHARE                  VALUE AT ASSUMED
                      UNDERLYING    UNDERLYING    EXERCISE  EXPIRATION      ANNUAL RATES
                        OPTIONS       OPTIONS      PRICE       DATE        OF STOCK PRICE
                        GRANTED     GRANTED TO      [1]                     APPRECIATION
                                     EMPLOYEES
--------------------- ------------ -------------- --------- ------------ -------------------


--------------------- ------------ -------------- --------- ------------ -------------------
Matti Kon               500,000         44%          $1.18     12/05/99          -

--------------------- ------------ -------------- --------- ------------ -------------------


--------------------- ------------ -------------- --------- ------------ -------------------
Joseph A. Gitto         350,000         31%          $1.25    4/15/2000          -

--------------------- ------------ -------------- --------- ------------ -------------------


--------------------- ------------ -------------- --------- ------------ -------------------
Christopher D.          175,000         16%          $1.25     11/23/97          -
    Holbrook              [2]
--------------------- ------------ -------------- --------- ------------ -------------------


--------------------- ------------ -------------- --------- ------------ -------------------
Robert H. Oxenberg      250,000         [3]          $1.88    4/15/2002          -

--------------------- ------------ -------------- --------- ------------ -------------------

[1] Based upon the market price of the underlying shares at that time.

[2] 250,000 shares, net of a cancellation of 125,000 options to purchase
    125,000 shares.

[3] Mr. Oxenberg served on the Board but was not an employee of the Company for the fiscal year ended March 31, 1997.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
    (CONTINUED)
-------------------------------------------------------------------------------

STOCK OPTIONS EXERCISED AND STOCK OPTION HOLDINGS

        The following schedule summarizes the exercise of stock options by the Company's executive officers during the fiscal year ended March 31, 1997, and those options that were unexercised and held at the end of the fiscal year:


--------------------------------------------------------------------------------------------------------
                                     AGGREGATE OPTION EXERCISES AND
                                         YEAR END OPTION VALUES

                      ------- ----------- ---------- ------------------------   ------------------------
                                                        NUMBER OF SHARES               VALUE OF
                      FISCAL    SHARES      VALUE    UNDERLYING UNEXERCISED           UNEXERCISED
                       YEAR    ACQUIRED   REALIZED           OPTIONS             IN-THE-MONEY OPTIONS
                      ENDED       ON         [1]                                          [2]
                      MARCH    EXERCISE              ------------------------   ------------------------
                       31,                           EXERCISABLE UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------


--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------
Matti Kon              1997       -           -          -           500,000        -           500,000

--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------


--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------
Joseph A. Gitto        1997       -           -         269,792      433,333        -           703,125

--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------


--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------
Christopher D.         1997       -           -         420,417       50,000        -           470,417
    Holbrook
--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------


--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------
Robert H. Oxenberg     1997       -           -         166,966      166,667        -           333,633

--------------------- ------- ----------- ---------- ----------- ------------   ----------- ------------


[1] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on the date of exercise, and the exercise price of the options.

[2] Calculated by multiplying the number of shares underlying the options by the difference between the average of the closing bid and ask prices of the common stock, as reported by NASDAQ on March 31, 1997, and the exercise price of the options.

                                                                   I/M/T/E/C/H
===============================================================================


-------------------------------------------------------------------------------
        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
        (CONTINUED)
-------------------------------------------------------------------------------

REMUNERATION OF NON-MANAGEMENT DIRECTORS

        Each member of the Board of Directors who is not an officer or employee of the Company is entitled to participate in the Directors Option Plan described herein below. In addition, those Directors will be reimbursed for travel and other expenses directly related to his activities performed as Director. The Company currently compensates non-employee Directors $1,000 for each Board of Directors meeting attended, up to a maximum of $4,000 per fiscal year.

-------------------------------------------------------------------------------
        STOCK OPTION PLANS
-------------------------------------------------------------------------------

1987 NON-QUALIFIED STOCK OPTION PLAN

        In August 1987, the Board of Directors approved and adopted a Non-Qualified Stock Option ("NQSO") Plan. Under the NQSO Plan, individuals determined to be key persons whom the Company relies on for the successful conduct of its business, as determined by the Compensation Committee (the "Committee"), are granted options to purchase IMTECH's Class A Common Stock. There are 4,000,000 shares reserved for grant under the NQSO Plan.

        The exercise prices of the options granted under the NQSO Plan, which are determined by the Committee in its sole discretion, may not be less than the par value of the shares, or fifty percent of the fair market value of the shares on the dates of grant. The Committee also determines the time periods during which the NQSO's may be exercised, although in no event shall any NQSO's have an expiration date later than ten (10) years from the date of its grant. As of July 29, 1997, options to acquire a total of 1,765,772 shares of Class A Common Stock were outstanding or approved for grant under the NQSO Plan, at exercise prices ranging from $1.00 to $9.90 per share, after giving effect to the Company's four-for-one reverse stock split which occurred on June 14, 1995. The NQSO Plan will continue for a term of ten years from its inception unless terminated earlier by the Board of Directors.

INCENTIVE STOCK OPTION PLAN

        In August of 1987, the Board of Directors adopted the Company's Incentive Stock Option ("ISO") Plan. The ISO Plan allows the Company to grant to employees determined to be key personnel by management, incentive stock options under the guidelines of Section 422 of the Internal Revenue Code. The Plan is available to all of the Company's employees, including officers and employee directors, and is intended to be used by management to attract and retain key employees.

        The ISO Plan is administered by the Committee, who establishes the terms of the options granted including their exercise prices, the dates of grant and number of shares subject to options. The exercise prices of all of the options granted under the ISO Plan must be equal to no less than the fair market value of the Class A Common Stock on the date of grant, and the terms of the options may not exceed ten years. 3,000,000 shares of IMTECH Class A Common Stock are reserved under the ISO Plan for grant.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        STOCK OPTION PLANS (CONTINUED)
-------------------------------------------------------------------------------

INCENTIVE STOCK OPTION PLAN (CONTINUED)

For any employee/stockholder who may own more than 10% of the Company's outstanding voting shares, the exercise price of options received under the ISO Plan must be at least equal to 110% of the fair market value of the Class A Common Stock on the date of grant, and the term of the options must not exceed ten years. As of July 29, 1997, options to purchase 2,345,661 shares of IMTECH's Class A common stock were outstanding and approved for grant under the ISO Plan at exercise prices ranging from $1.88 to $5.85 per share, after giving effect to the Company's four-for-one reverse stock split which occurred on June 14, 1995. The ISO Plan will continue for a term of ten years from the date of inception unless terminated earlier by the Board of Directors.

DIRECTORS OPTION PLAN

        In October 1988, the Board of Directors adopted the Directors Option ("DO") Plan, which was authorized by the stockholders' on December 19, 1988, and was subsequently amended in October 1992. The purpose of the DO Plan is to help IMTECH retain the services of qualified non-officer or non-employee directors, who are considered essential to the business progress of the Company. Under the DO Plan, options are granted only on the date of the annual stockholders' meeting held once every calendar year. A total of 1,500,000 shares of the Company's Class A Common Stock has been reserved for grant under the DO Plan.
As of July 29, 1997, there were no options outstanding under the DO Plan.

-------------------------------------------------------------------------------
        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

        Mr. Matti Kon, currently the Chief Executive Officer of IMTECH, is the sole stockholder of a company known as Blitz Systems, Inc. ("Blitz"), a computer systems consulting firm specializing in developing total business solutions for all business management systems. During the year ended March 31, 1997, the Company renewed a consulting agreement with Blitz for a period of one year (November 1, 1996 through October 31, 1997), at a cost to IMTECH of $40,000 per month. Prior to fiscal year 1997, Blitz had performed computer consulting services for IMTECH on a one year contractual basis. Blitz's responsibilities under the contract are to reengineer, reorganize and run the day-to-day operations of IMTECH's data processing department. In addition, Blitz is to (1) provide extensive technical support for many of IMTECH's clients on-site; (2) analyze, design and develop customized database systems as required by the management of IMTECH; and (3) provide support for the Company's Xerox 9700 laser printing system and related programming. In December 1996, IMTECH provided Blitz with a secured loan in the amount of $250,000. The loan is evidenced by a Secured Promissory Note and collateralized by a security interest on the accounts receivable, equipment and all tangible and intangible assets of Blitz, which is not as yet perfected.

        Mr. Matti Kon is also a majority stockholder with a controlling interest in a company known as Research Distribution Services, Inc. ("RDS"). In November 1996, the Company entered into a service agreement with RDS to provide mailing list database management, fulfillment, mailing and related services to IMTECH for a period of one year. The contract runs from January 1, 1997 through December 31, 1997, at a monthly minimum cost to IMTECH of $22,500.

                                                                   I/M/T/E/C/H
===============================================================================


-------------------------------------------------------------------------------
        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
        (CONTINUED)
-------------------------------------------------------------------------------

        On November 21, 1996, Mr. Christopher Holbrook resigned his positions as Chief Executive Officer, Chief Operating Officer and as Director of IMTECH. Mr. Holbrook relinquished all remuneration and other benefits, except for 300,000 options to purchase 300,000 shares of Class A Common Stock of IMTECH at exercise prices ranging from $1.25 to $1.88. In addition, the Company entered into a consulting agreement with Mr. Holbrook for a period of eight months, which terminated on July 20, 1997. There is a dispute between the Company and Mr. Holbrook for the amount due under the consulting agreement.

        Mr. Robert Oxenberg, who was a Board member from April 1992 through April 1997, has acquired securities of the Company through several private placements ("Securities Ownership of Certain Beneficial Owners and Management"). In October 1992, Mr. Oxenberg entered into a consulting agreement with IMTECH and INSCI Corp. (the Company's former majority-owned subsidiary) for a period of three years. The consulting agreement was terminated in November 1993. Mr. Oxenberg has also served on the Board of Directors of INSCI Corp. In April 1996, upon his resignation from his position as Chief Executive Officer of IMTECH, Mr. Oxenberg and IMTECH entered into a one year consulting agreement. On April 15, 1996, Mr. Oxenberg was granted 250,000 options to purchase 250,000 shares of IMTECH Class A Common Stock at an exercise price of $1.88 (the fair market value of the Common Stock on the date of grant). The options expire on April 15, 2002. In April 1997, Mr. Oxenberg resigned his position as Director.

        On June 18, 1997, the Board appointed Mr. Harry Markovits to serve as a Director. Mr. Markovits was awarded 100,000 options to purchase 100,000 shares of the Company's Class A common stock at an exercise price of $1.12 (the fair market value of the Common Stock on the date of grant). Mr. Markovits performs consulting services for IMTECH through a contract which expires in the year 2000, at a monthly rate of $7,500.

        DH Blair Investment Banking Corp. ("Blair") and its affiliates have granted a voting proxy in the shares which it owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company, and his successors. The voting agreement terminates in February 1999, and is suspended during any period when Blair or its affiliates are not "market makers" for the Company's securities.

        Mr. Pierce Lowrey, Jr., the Company's former Chief Executive Officer, has granted a voting proxy in the shares he owns or shall acquire during the term of such proxy to the Chief Executive Officer of the Company and his successors. The voting agreement terminates in March 2004.

        On July 15, 1994, the Company entered into consulting agreements with Mr. Norman R. Malo and Mr. George T. Olmstead, both of whom resigned their positions as Directors of the Board on that date. Each agreement had an initial term of three years and granted an aggregate of 22,500 Non-Qualified Stock Options ("NQSO") to purchase the Company's Class A Common Stock to both Mr. Malo and Mr. Olmstead. The NQSO's granted to Mr. Malo and Mr. Olmstead become exercisable as follows: 7,500 shares were exercisable until December 31, 1995 at an exercise price of $10.00 per share; 7,500 shares were exercisable until December 31, 1996 at an exercise price of $8.00 per share; and the remaining 7,500 shares are exercisable until December 31, 1997 at an exercise price of $13.00 per share.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        401(K) PLAN
-------------------------------------------------------------------------------

        In December 1994, the Company terminated its former 401(k) plan. In January 1996, the Company implemented a new 401(k) plan covering all eligible employees (personnel with twelve consecutive months of service). Employer contributions to the plan are based on the discretion of management. Employees can elect to contribute up to a maximum of 15% of their salaries to the plan. Since its inception, IMTECH has not made any contributions to the plan, matching or otherwise.

-------------------------------------------------------------------------------
        COMPLIANCE WITH SECTION 16(1) OF THE EXCHANGE ACT
-------------------------------------------------------------------------------

        To the best of its knowledge, the Company has not received a copy of Form 5 with respect to the fiscal years ended March 31, 1997 and 1996, or any representations from any officer, director or 10% stockholder of the Company that such Form 5 was required to be filed.

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
        MANAGEMENT
-------------------------------------------------------------------------------


        The following table summarizes, to the best of the Company's knowledge, as of March 31, 1997, certain information regarding (1) the beneficial owners of more than five percent (5%) of the outstanding Class A common stock of IMTECH;
(2) the beneficial ownership of shares of the Company's Class A common stock by each director and named executive; and (3) the beneficial ownership of shares of Class A common stock of the Company by all directors and executive officers as a group:

          ----------------------------- ------------- ---- --------------------
                                        BENEFICIALLY           PERCENT OF
            NAME OF BENEFICIAL OWNER       OWNED                 CLASS
                                           SHARES                 OWNED
                                            [1]                   [1] b
          ----------------------------- ------------- ---- --------------------
          Matti Kon                          950,749  [2]          7 %

          ----------------------------- ------------- ---- --------------------
          Robert Sachs                       910,015               7 %

          ----------------------------- ------------- ---- --------------------
          Joseph A. Gitto                    703,125               5 %

          ----------------------------- ------------- ---- --------------------
          Robert H. Oxenberg                 380,885               3 %

          ----------------------------- ------------- ---- --------------------
          Christopher D. Holbrook            470,417               3 %

          ----------------------------- ------------- ---- --------------------
          Harry Markovits                    183,333               1 %

          ----------------------------- ------------- ---- --------------------
          Directors and  Executive         1,837,207               13%
          [3]
              Officers as a group
          ----------------------------- ------------- ---- --------------------


[1] a) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated.

    b) The figures are based upon the aggregate number of all the shares of Class A Common Stock currently issued and outstanding in addition to the shares issuable upon the exercise of stock options or warrants exercisable within 60 days following the date of this proxy, and which are held by the individuals named in the table. The figures also include the shares of Class A Common Stock underlying the Company's outstanding 12% Convertible Preferred Stock which has not been converted to date and still qualifies for conversion.

    c) The figures do not include the portions of stock options to purchase shares which are not currently exercisable or will become exercisable for the period between the date of this proxy and sixty days following.

[2] D.H. Blair Investment Banking Corp. ("Blair") and its affiliates entered into a voting agreement whereby Blair granted the Chief Executive
    Officer of the Company and his successors the voting rights to the shares they own, and accordingly, this figure includes 450,749 shares owned by D.H. Blair.

[3] Includes all of the Company's current Directors, Executive Officers and
    Nominees, and as appropriate, the 450,749 shares owned by D.H. Blair in accordance with the voting agreement noted in [2].

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
ITEM  2.       RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

        The Board of Directors has selected MAHONEY COHEN & CO., CPA, PC, ("Mahoney") as the Company's independent auditors for the fiscal year ended March 31, 1997. Representatives of Mahoney are expected to be present at the Meeting. The affirmative vote of a majority of the outstanding voting shares of the Company's Class A common stock is required for the ratification of this selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

-------------------------------------------------------------------------------
ITEM  3.  RATIFICATION OF THE COMPANY'S PROPOSED 1997 INCENTIVE STOCK OPTION
          PLAN
-------------------------------------------------------------------------------

        The Board of Directors of IMTECH has proposed the inception of a 1997 Incentive Stock Option ("ISO-97") Plan. It is recommended that 2,500,000 shares of the Company's Class A common stock be authorized and reserved for issuance under the proposed ISO-97 Plan. The term of the proposed ISO-97 Plan will be for a period of ten (10) years from the date of inception.

        The proposed ISO-97 Plan will provide for the granting of incentive options, within the meaning of Section 422 of the Internal Revenue Code of 1986, to purchase Class A common stock of IMTECH to all eligible employees of the Company including officers and employee-directors, whose services are considered valuable to the Company and who qualify under the Plan.

        The exercise price of the options under the proposed ISO-97 Plan will be determined at the time of grant, and in no event shall the exercise price of any option be less than the fair market value of the Class A common stock underlying the option at the time of grant.

        The administration of the proposed ISO-97 Plan will be under the supervision of the Company's Compensation Committee (the "Committee"). The Committee will recommend to the Board the terms of the proposed options to be granted under the ISO-97 Plan, including the dates and number of shares available for grant. The Board, however, will make the final determination on the proposed terms of the Plan.

        The Board of Directors believes that the stockholders ratification of the proposed ISO-97 Plan will be in the Company's best interest, since it will culminate with the expiration of the existing 1987 Incentive Stock Option Plan. The Board also believes that the proposed ISO-97 Plan will help enable the Company to attract new key employees and maintain existing key employees.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE PROPOSED 1997 INCENTIVE STOCK OPTION PLAN

                                                                   I/M/T/E/C/H
===============================================================================

-------------------------------------------------------------------------------
        DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

        Rules of the Securities and Exchange Commission require that any proposal by a stockholder of the Company to be considered at the 1998 Annual Meeting of the Company's Stockholders (the `98 Meeting") must be received by the Company no later than March 8, 1998, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its `98 Meeting. Under such rules, the Company is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

-------------------------------------------------------------------------------
        OTHER MATTERS
-------------------------------------------------------------------------------

        Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in notice of the Meeting referred to in Item 1. of this Proxy Statement.

-------------------------------------------------------------------------------
        VOTING PROCEDURES
-------------------------------------------------------------------------------

        Under Delaware law, each holder of record is entitled to vote the number of shares owned by the stockholder for any agenda item. There are no cumulative voting rights for the stockholders of the Company.

        The Company is not aware of any other item to be added to the agenda as it has not been informed by any stockholders of any request to do so.

        There are no matters on the agenda which involve rights of appraisal of any of the stockholders.


                                      BY THE ORDER OF THE BOARD OF DIRECTORS


                                      /s/ JOSEPH A. GITTO, JR.
                                      ---------------------------
                                      JOSEPH A. GITTO, JR.
                                      PRESIDENT AND CHIEF FINANCIAL OFFICER



NEW YORK, NY
JULY 29, 1997

               INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS, September 25, 1997

The undersigned hereby appoints Matti Kon, and/or Joseph A. Gitto Jr., and/or Harry Markovits and each of them, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution to vote all common shares of the undersigned in Information Management Technologies Corporation at the Annual Meeting of Stockholders to be held at the Company's Offices, 130 Cedar Street, New York, NY 10006 on September 25, 1997, beginning at 10:30 a.m., and at any adjournment thereof, upon all subjects that may properly come before the meeting. Please sign and date the reverse side of this card. If no directions are given, the proxies will vote: for the election of the nominees listed below; in accord with the Directors recommendations on the matters listed below and described in the enclosed proxy statement and at their discretion on any other matter that may properly come before this meeting.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

1 ELECTION OF THREE (3) DIRECTORS. /   / FOR all nominees listed below (except as marked to the contrary below)
                                   /   / WITHHOLD AUTHORITY to vote for all nominees listed below.

      Matti Kon, Joseph A. Gitto, Jr., Harry Markovits
      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.

                                                   FOR                    AGAINST                  ABSTAIN
2. Ratification of Independent Accountants         /   /                   /   /                    /   /

3. Ratification of companys 1997 Incentive         /   /                   /   /                    /   /
   Stock Option Plan.


This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given, this proxy will be voted FOR the election of directors, and FOR Proposals 2, and 3.

                                                Dated_____________________________________, 1997


                                                ________________________________________________
                                                                  Signature



                                                ________________________________________________
                                                         Signature, If Held Jointly

                                                IMPORTANT: Please date this proxy and sign exactly
                                                as your name or names appear(s) hereon. If the stock
                                                is held jointly, signatures should include both names.
                                                Personal representatives, trustees, guardians and other
                                                signing in a representative capacity should give full
                                                title. If you attend the meeting you may, if you wish,
                                                withdraw your proxy and vote in person.


PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE